UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported January 26, 2006)

CARAUSTAR INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

North Carolina	0-20646	58-1388387
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5000 Austell Powder Springs Road, Suite 300 Austell, Georgia	30106-3227
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (770) 948-3101

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.06 Material Impairments

On January 6, 2006, Caraustar Industries, Inc. (the “Company”) announced publicly its intention to exit the coated recycled boxboard business. The decision to exit this business, which was made on December 30, 2005, prompted management to test for goodwill impairment pursuant to Statement of Financial Accounting Standard No. 142, “Goodwill and Other Intangible Assets” (“SFAS 142”) as of December 31, 2005 since there are certain synergies that exist between the coated recycled boxboard business and the carton and custom packaging reporting unit. The carton and custom packaging business will lose these synergies upon disposal of the coated recycled boxboard business. The goodwill impairment test, which was finalized on January 26, 2006, concluded that all of the goodwill related to the carton and custom packaging reporting unit was impaired as of December 31, 2005. The pre-tax goodwill impairment loss related to this segment for the year ended December 31, 2005, none of which will result in cash expenditures, was approximately $40.0 million.

This disclosure on Form 8-K contains certain “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, that represent Caraustar’s expectations, anticipations or beliefs about future events, operating results or financial condition. For this purpose, any statements that are not statements of historical fact may be deemed to be forward-looking statements. Specifically, Caraustar’s statements regarding the expected charges associated with the impairment of goodwill in the carton and custom packaging segment are forward-looking statements. These statements involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied by any forward-looking statements depending on a variety of important factors, including, but not limited to, uncertainties and complexities inherent in valuing fixed assets. Additional relevant risk factors that could cause actual results to differ materially are discussed in Caraustar’s registration statements and its most recent reports on Form 10-K, 10-Q and 8-K filed with or furnished for, the Securities and Exchange Commission, which are available from Caraustar. These documents also may be examined at public reference facilities maintained by the Securities and Exchange Commission, or to the extent filed via EDGAR, accessed through the website of the Securities and Exchange Commission ( http://www.sec.gov ). The Company assumes no obligation to update these forward-looking statements, and is not responsible for any changes made to the disclosures in this Form 8-K by wire or Internet services.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2006

CARAUSTAR INDUSTRIES, INC.

By:	/s/ Ronald J. Domanico
Ronald J. Domanico
Senior Vice President and Chief Financial Officer